Exhibit 99.1

Bruker Reports Fourth Quarter and Fiscal Year 2022 Financial Results

•
Q4 2022 revenues $708.4 million, up 3.6% year-over-year (yoy); organic revenue growth of 8.9%
•
Q4 2022 GAAP EPS $0.66; non-GAAP EPS $0.74, up 25.4% yoy
•
FY 2022 revenues $2.531 billion, up 4.7% yoy; organic revenue growth of 10.2%
•
FY 2022 GAAP EPS $1.99; non-GAAP EPS $2.34, up 11.4% yoy
•
Bruker expects FY 2023 organic revenue growth of 8% to 10% yoy

BILLERICA, Massachusetts – February 9, 2023 – Bruker Corporation (Nasdaq: BRKR) today announced financial results for its fourth quarter and for the fiscal year ended December 31, 2022.

Fourth Quarter 2022 Financial Results

Bruker’s revenues for the fourth quarter of 2022 were $708.4 million, an increase of 3.6% compared to $683.5 million in the fourth quarter of 2021. In the fourth quarter of 2022, revenues increased 8.9% organically year-over-year. Growth from acquisitions was 1.7%, while foreign currency translation had a negative effect of 7.0%.

Fourth quarter 2022 Bruker Scientific Instruments (BSI) revenues of $651.8 million increased 3.6% year-over-year, with organic revenue growth of 8.5%. Fourth quarter 2022 Bruker Energy & Supercon Technologies (BEST) revenues of $58.9 million increased 1.9% year-over-year, with organic revenue growth, net of intercompany eliminations, of 13.6%.

Fourth quarter 2022 GAAP operating income was $131.0 million, an increase of 4.5% compared to $125.4 million in the fourth quarter of 2021, representing GAAP operating margins of 18.5% and 18.3%, respectively. Non-GAAP operating income was $148.9 million in the fourth quarter of 2022, an increase of 3.5% compared to $143.8 million in the fourth quarter of 2021. Bruker’s fourth quarter 2022 non-GAAP operating margin was 21.0%, consistent with 21.0% in the fourth quarter of 2021.

Fourth quarter 2022 GAAP diluted earnings per share (EPS) were $0.66, compared to $0.50 in the fourth quarter of 2021. Fourth quarter 2022 non-GAAP diluted EPS were $0.74, an increase of 25.4% compared to $0.59 in the fourth quarter of 2021.

Fiscal Year 2022 Financial Results

For fiscal year (FY) 2022, Bruker’s revenues were $2.531 billion, an increase of 4.7% from $2.418 billion in FY 2021. In FY 2022, revenues increased 10.2% organically year-over-year. Growth from acquisitions was 1.4%, while foreign currency translation had a negative effect of 6.9%.

In FY 2022, BSI revenues of $2.306 billion increased 4.4% compared to FY2021, including organic growth of 9.5%. FY2022 BEST revenues of $237.1 million increased 5.9% year-over-year with organic growth, net of intercompany eliminations, of 17.4%.

In FY 2022, GAAP operating income was $432.7 million, up 4.7% compared to $413.3 million in FY 2021, representing GAAP operating margins of 17.1% in both periods. Non-GAAP operating income in FY 2022 was $505.6 million, up 7.5% compared to $470.2 million in FY 2021. Bruker’s non-GAAP operating margin in FY 2022 was 20.0%, an increase of 60 basis points compared to 19.4% in FY 2021.

FY 2022 GAAP diluted EPS was $1.99, compared to $1.81 in FY 2021. FY 2022 non-GAAP diluted EPS was $2.34, up 11.4% compared to $2.10 in FY 2021.

A reconciliation of non-GAAP to GAAP financial measures is provided in the tables accompanying this press release.

Frank H. Laukien, Bruker’s President and CEO, commented: “In FY 2022, Bruker delivered solid financial improvements - with 10% organic revenue growth, 150 bps gross margin expansion and 11% non-GAAP EPS growth. Our teams achieved this despite supply chain challenges, and while making significant investments in proteomics and spatial biology. Last year, our scientific instruments segment also generated double-digit organic bookings growth and built additional backlog, which gives us good visibility into FY 2023.”

Dr. Laukien continued: “In the last 13 months, we made key acquisitions to expand in proteomics consumables, automation, software and expert biopharma services. For FY 2023, we again aim for strong revenue growth and a solid EPS increase, while accelerating investments in our high-growth, high-margin initiatives. Our medium-term goal is to leverage Project Accelerate 2.0 and our operational excellence initiative to continue to transform Bruker into a sustained high revenue and EPS growth company with significant further gross and operating margin expansion potential.”

Fiscal Year 2023 Financial Outlook

For FY 2023, Bruker expects revenue of $2.81 to $2.86 billion, or 11% to 13% year-over-year reported revenue growth, including year-over-year revenue contributions from:

•
organic revenue growth of 8% to 10%,
•
M&A contributions of approximately 1.5%, and
•
foreign currency translation tailwind of approximately 1.5%.

Bruker intends to further increase its R&D and commercial investments, particularly in proteomics and spatial biology, with FY 2023 R&D expenses of approximately 10% of revenue.

Bruker expects FY 2023 non-GAAP EPS of $2.52 to $2.57, or 8% to 10% year-over-year non-GAAP EPS growth.

Bruker’s revenue and non-GAAP EPS guidance are based on foreign exchange rates as of January 31, 2023.

For the Company’s outlook for FY 2023 organic revenue growth and non-GAAP EPS, we are not able to provide without unreasonable effort the most directly comparable GAAP financial measures, or reconciliations to such GAAP financial measures on a forward-looking basis. Please see “Use of Non-GAAP Financial Measures” below for a description of items excluded from our expected non-GAAP EPS.

Quarterly Earnings Call

Bruker will host a conference call and webcast to discuss its financial results, business outlook, and related corporate and financial matters today, February 9, 2023, at 8:30 a.m. Eastern Time. To listen to the webcast, investors can go to https://ir.bruker.com and click on the “Q4 2022 Earnings Webcast” hyperlink. A slide presentation that will be referenced during the webcast will be posted to our Investor Relations website shortly before the webcast begins. Investors can also listen to the earnings webcast via telephone by dialing 1-888-437-2685 (US toll free) or +1-412-317-6702 (international) and referencing “Bruker’s Fourth Quarter 2022 Earnings Conference Call.” A telephone replay of the conference call will be available by dialing 1-877-344-7529 (US toll free) or +1-412-317-0088 (international) and entering replay access code: 3734516. The replay will be available beginning one hour after the end of the conference call through March 9, 2023.

About Bruker Corporation (Nasdaq: BRKR)

Bruker is enabling scientists to make breakthrough discoveries and develop new applications that improve the quality of human life. Bruker’s high performance scientific instruments and high value analytical and diagnostic solutions enable scientists to explore life and materials at molecular, cellular, and microscopic levels. In close cooperation with our customers, Bruker is enabling innovation, improved productivity, and customer success in life-science molecular and cell biology research, in applied and pharma applications, in microscopy and nanoanalysis, as well as in industrial research, semiconductor metrology and cleantech applications. Bruker offers differentiated, high-value life science and diagnostics systems and solutions in preclinical imaging, clinical phenomics research, proteomics and multiomics, spatial and single-cell biology, functional structural and condensate biology, as well as in clinical microbiology and molecular diagnostics. For more information, please visit: www.bruker.com.

Use of Non-GAAP Financial Measures

To supplement our consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles (GAAP), we use the following non-GAAP financial measures: non-GAAP gross profit; non-GAAP gross profit margin; non-GAAP operating income; non-GAAP operating profit; non-GAAP operating margin; non-GAAP SG&A expense; non-GAAP Interest and Other Income (Expense), net, non-GAAP profit before tax; non-GAAP tax rate; non-GAAP net income and non-GAAP diluted earnings per share. These non-GAAP measures exclude costs related to restructuring actions, acquisition and related integration expenses, amortization of acquired intangible assets and other non-operational costs.

We also may refer to organic revenue growth or decline, free cash flow or use, return on invested capital and non-GAAP earnings before interest taxes depreciation and amortization (EBITDA) which are also non-GAAP financial measures. We define the term organic revenue as GAAP revenue excluding the effect of changes in foreign currency translation rates and the effect of acquisitions and divestitures, and believe it is a useful measure to evaluate our continuing business. We define free cash flow as net cash provided by operating activities less additions to property, plant, and equipment. We believe free cash flow is a useful measure to evaluate our business because it indicates the amount of cash generated after additions to property, plant, and equipment that is available for, among other things, acquisitions, investments in our business, repayment of debt and return of capital to shareholders. We define return on invested capital (ROIC) as non-GAAP operating profit after income tax divided by average total capital, which we define as debt plus equity minus cash and cash equivalents. We believe ROIC is an important measure of how effectively the Company invests its capital. We define non-GAAP EBITDA as non-GAAP net income adjusting out the effects of interest expense, net, non-GAAP income tax expense and GAAP depreciation and amortization, with purchased intangible amortization already adjusted out of non-GAAP net income. We believe non-GAAP EBITDA is an important means of comparing profitability of comparable companies.

The presentation of these non-GAAP financial measures is not intended to be a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP and may be different from non-GAAP financial measures used by other companies, and therefore, may not be comparable among companies. We believe these non-GAAP financial measures provide meaningful supplemental information regarding our performance, however, we urge investors to review the reconciliation of these financial measures to the comparable GAAP financial measures included in the accompanying tables, and not to rely on any single financial measure to evaluate our business. Specifically, management believes that the non-GAAP measures mentioned above provide relevant and useful information which is widely used by analysts, investors and competitors in our industry, as well as by our management, in assessing both consolidated and business unit performance.

We use these non-GAAP financial measures to evaluate our period-over-period operating performance because our management believes this provides a more comparable measure of our continuing business by adjusting for certain items that are not reflective of the underlying performance of our business. These measures may also be useful to investors in evaluating the underlying operating performance of our business and forecasting future results. We regularly use these non-GAAP financial measures internally to understand, manage, and evaluate our business results and make operating decisions. We also measure our employees and compensate them, in part, based on certain non-GAAP measures and use this information for our planning and forecasting activities.

Additional information relating to the non-GAAP financial measures used in this press release and reconciliations to the most directly comparable GAAP financial measures are provided in the tables accompanying this press release following our GAAP financial statements.

With respect to our outlook for 2023 non-GAAP organic revenue, non-GAAP operating margin, non-GAAP EPS and non-GAAP tax rate, we are not providing the most directly comparable GAAP financial measures or corresponding reconciliations to such GAAP financial measures on a forward-looking basis, because we are unable to predict with reasonable certainty certain items that may affect such measures calculated and presented in accordance with GAAP without unreasonable effort. Our expected non-GAAP organic revenue, operating margin, tax rate and EPS ranges exclude primarily the future impact of restructuring actions, unusual gains and losses, acquisition-related expenses and purchase accounting fair value adjustments. These reconciling items are uncertain, depend on various factors outside our management’s control and could significantly impact, either individually or in the aggregate, our future period operating margins, EPS and tax rate calculated and presented in accordance with GAAP.

Forward-Looking Statements

Any statements contained in this press release which do not describe historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our fiscal year 2022 financial outlook, our outlook for reported revenue growth, organic revenue growth, non-GAAP operating margin, non-GAAP EPS and non-GAAP tax rate; management’s expectations for the impact of foreign currency and acquisitions, and for future financial and operational performance and business outlook; future economic conditions; the duration and impact of supply chain and geopolitical challenges; strategic investments; and statements found under the “Use of Non-GAAP Financial Measures” section of this release. Any forward-looking statements contained herein are based on current expectations, but are subject to risks and uncertainties that could cause actual results to differ materially from those indicated, including, but not limited to, risks and uncertainties relating to COVID-19, the length and severity of any recession and the impact on global economic conditions, the impact of supply chain challenges, including inflationary pressures, the impact of geopolitical tensions and any sanctions, including any reduction in natural gas exports from Russia resulting from its ongoing conflict with Ukraine and resulting market disruptions, such as higher prices for and reduced availability of key metals used in our products, continued volatility in the capital markets, the impact of increased interest rates, the integration and assumption of liabilities of businesses we have acquired or may acquire in the future, our restructuring and cost-control initiatives, changing technologies, product development and market acceptance of our products, the cost and pricing of our products, manufacturing and outsourcing, competition, dependence on collaborative partners, key suppliers and third party distributors, capital spending and government funding policies, changes in governmental regulations, intellectual property rights, litigation, exposure to foreign currency fluctuations, the impact of foreign currency exchange rates, our ability to service our debt obligations and fund our anticipated cash needs, the effect of a concentrated ownership of our common stock, loss of key personnel, payment of future dividends and other risk factors discussed from time to time in our filings with the Securities and Exchange Commission, or SEC. These and other factors are identified and described in more detail in our filings with the SEC, including, without limitation, our annual report on Form 10-K for the year ended December 31, 2021, as may be updated by our quarterly reports on Form 10-Q. We expressly disclaim any intent or obligation to update these forward-looking statements other than as required by law.

-tables follow-

Contact:

Justin Ward

Sr. Director, Investor Relations & Corporate Development

Bruker Corporation

T: +1 (978) 663–3660, ext. 1479

E: Investor.Relations@bruker.com

Bruker Corporation

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in millions)

	December 30, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$645.5	$1,068.2
Short-term investments	—	100.0
Accounts receivable, net	472.7	416.9
Inventories	803.7	710.1
Other current assets	202.6	176.6
Total current assets	2,124.5	2,471.8
Property, plant and equipment, net	487.0	406.1
Goodwill, intangibles, net and other long-term assets	1,007.0	772.1
Total assets	$3,618.5	$3,650.0

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND SHAREHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$18.7	$112.4
Accounts payable	182.3	147.4
Customer advances	225.7	197.5
Other current liabilities	487.1	481.2
Total current liabilities	913.8	938.5
Long-term debt	1,200.5	1,221.8
Other long-term liabilities	372.4	404.9

Redeemable noncontrolling interests	6.1	0.2

Total shareholders' equity	1,125.7	1,084.6
Total liabilities, redeemable noncontrolling interests and shareholders' equity	$3,618.5	$3,650.0

Bruker Corporation

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(in millions, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Revenue	$708.4	$683.5	$2,530.7	$2,417.9
Cost of revenue	342.5	341.9	1,225.0	1,208.3
Gross profit	365.9	341.6	1,305.7	1,209.6
Operating expenses:
Selling, general and administrative	164.7	153.3	607.4	561.2
Research and development	63.5	58.1	235.9	220.8
Other charges, net	6.7	4.8	29.7	14.3
Total operating expenses	234.9	216.2	873.0	796.3
Operating income	131.0	125.4	432.7	413.3
Interest and other income (expense), net	(10.0)	(5.9)	(18.8)	(19.7)
Income before income taxes, equity in income of unconsolidated investee, net of tax, and noncontrolling interests in consolidated subsidiaries	121.0	119.5	413.9	393.6
Income tax provision	23.4	43.5	116.4	113.0
Equity in income of unconsolidated investee, net of tax	0.7	—	1.0	—
Consolidated net income	98.3	76.0	298.5	280.6
Net income attributable to noncontrolling interests in consolidated subsidiaries	0.9	0.3	1.9	3.5
Net income attributable to Bruker Corporation	$97.4	$75.7	$296.6	$277.1
Net income per common share attributable to Bruker Corporation shareholders:
Basic	$0.66	$0.50	$2.00	$1.83
Diluted	$0.66	$0.50	$1.99	$1.81
Weighted average common shares outstanding:
Basic	147.1	151.3	148.6	151.4
Diluted	147.9	152.5	149.4	152.9

Bruker Corporation

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

(in millions)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Cash flows from operating activities:
Consolidated net income	$98.3	$76.0	$298.5	$280.6
Adjustments to reconcile consolidated net income to cash flows from operating activities:
Depreciation and amortization	23.7	23.0	88.0	89.1
Stock-based compensation expense	4.7	5.3	27.7	17.2
Deferred income taxes	8.9	0.7	(16.8)	(5.8)
Other non-cash expenses, net	(3.7)	2.1	8.1	26.9
Changes in operating assets and liabilities, net of acquisitions and divestitures:
Accounts receivable	(28.2)	(47.6)	(67.9)	(95.3)
Inventories	(1.0)	14.3	(140.1)	(67.0)
Accounts payable and accrued expenses	28.5	15.5	28.8	61.4
Income taxes payable, net	(26.8)	(10.9)	(16.2)	(44.3)
Deferred revenue	10.4	0.9	24.4	20.3
Customer advances	31.8	28.0	28.3	18.5
Other changes in operating assets and liabilities, net	12.5	31.3	(0.8)	(19.2)
Net cash provided by operating activities	159.1	138.6	262.0	282.4
Cash flows from investing activities:
Purchases of short-term investments	—	(100.0)	—	(148.0)
Maturity of short-term investments	—	97.5	100.0	98.2
Cash paid for strategic investments	(20.5)	—	(61.3)	(0.5)
Cash paid for acquisitions, net of cash acquired	(93.6)	(20.0)	(179.1)	(65.0)
Purchases of property, plant and equipment	(24.4)	(28.4)	(119.0)	(92.0)
Proceeds from sales of property, plant and equipment	0.1	0.9	13.9	4.9
Net proceeds from cross-currency swap agreements	1.4	1.4	6.2	10.0
Net cash used in investing activities	(137.0)	(48.6)	(239.3)	(192.4)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	—	492.8	—	492.8
Proceeds (repayment) of other debt, net	1.5	(0.5)	0.3	(2.3)
Repayment of 2012 Note Purchase Agreement	—	—	(105.0)	—
Repayment of 2019 Note Purchase Agreement	(3.7)	(0.8)	(6.0)	(0.8)
Payment of deferred financing costs	—	(0.1)	—	(0.1)
Proceeds from issuance of common stock, net	2.0	1.1	2.8	7.0
Payment of contingent consideration	(0.9)	—	(2.6)	(0.4)
Payment of dividends to common shareholders	(7.4)	(6.0)	(29.8)	(24.2)
Repurchase of common stock	(26.3)	(82.2)	(263.1)	(153.3)
Purchase of minority interest	(1.2)	—	(11.8)	—
Net cash (used in) provided by financing activities	(36.0)	404.3	(415.2)	318.7
Effect of exchange rate changes on cash, cash equivalents and restricted cash	33.3	0.9	(30.5)	(22.5)
Net change in cash, cash equivalents and restricted cash	19.4	495.2	(423.0)	386.2
Cash, cash equivalents and restricted cash at beginning of period	629.3	576.5	1,071.7	685.5
Cash, cash equivalents and restricted cash at end of period	$648.7	$1,071.7	$648.7	$1,071.7

Bruker Corporation

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(unaudited and in millions, except per share data)

Reconciliation of Non-GAAP Operating Income, Non-GAAP Profit Before Tax, Non-GAAP Net Income and Non-GAAP Earnings Per Share

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
GAAP operating income	$131.0	$125.4	$432.7	$413.3
Non-GAAP adjustments:
Restructuring costs	0.4	3.0	4.8	8.2
Acquisition-related costs	4.3	3.0	19.7	6.9
Purchased intangible amortization	9.6	10.2	37.1	37.4
Other costs	3.6	2.2	11.3	4.4
Total Non-GAAP adjustments:	17.9	18.4	72.9	56.9
Non-GAAP operating income	$148.9	$143.8	$505.6	$470.2
Non-GAAP operating margin	21.0%	21.0%	20.0%	19.4%

Non-GAAP interest & other expense, net	(10.0)	(5.9)	(20.4)	(19.7)
Non-GAAP profit before tax	138.9	137.9	485.2	450.5

Non-GAAP income tax provision	(28.6)	(47.4)	(134.4)	(126.1)
Non-GAAP tax rate	20.6%	34.4%	27.7%	28.0%

Minority interest	(0.9)	(0.3)	(1.9)	(3.5)
Non-GAAP net income attributable to Bruker	109.4	90.2	348.9	320.9

Weighted average shares outstanding (diluted)	147.9	152.5	149.4	152.9

Non-GAAP earnings per share	$0.74	$0.59	$2.34	$2.10

Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
GAAP gross profit	$365.9	$341.6	$1,305.7	$1,209.6
Non-GAAP adjustments:
Restructuring costs	(0.2)	1.8	0.9	3.4
Acquisition-related costs	0.1	0.6	0.4	0.7
Purchased intangible amortization	4.8	5.2	18.3	20.2
Other costs	1.7	1.0	4.8	1.1
Total Non-GAAP adjustments:	6.4	8.6	24.4	25.4
Non-GAAP gross profit	$372.3	$350.2	$1,330.1	$1,235.0
Non-GAAP gross margin	52.6%	51.2%	52.6%	51.1%

Reconciliation of GAAP Selling, General and Administrative (SG&A) Expenses to Non-GAAP SG&A Expenses

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
GAAP SG&A expenses	$164.7	$153.3	$607.4	$561.2
Non-GAAP adjustments:
Purchased intangible amortization	(4.8)	(5.0)	(18.8)	(17.2)
Non-GAAP SG&A expenses	$159.9	$148.3	$588.6	$544.0

Bruker Corporation

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES - Continued

(unaudited and in millions, except per share data)

Reconciliation of GAAP Interest and Other Income (Expense), net to Non-GAAP Interest and Other Income (Expense), net

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
GAAP interest and other income (expense), net	$(10.0)	$(5.9)	$(18.8)	$(19.7)
Non-GAAP adjustments:
Strategic investments related adjustments	—	—	(1.6)	—
Non-GAAP interest and other income (expense), net	$(10.0)	$(5.9)	$(20.4)	$(19.7)

Reconciliation of GAAP Tax Rate to Non-GAAP Tax Rate

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
GAAP tax rate	19.3%	36.4%	28.1%	28.7%
Non-GAAP adjustments:
Tax impact of non-GAAP adjustments	1.7%	-1.6%	-1.8%	-0.8%
Other discrete items	-0.4%	-0.4%	1.4%	0.1%
Total non-GAAP adjustments:	1.3%	-2.0%	-0.4%	-0.7%
Non-GAAP tax rate	20.6%	34.4%	27.7%	28.0%

Reconciliation of GAAP Earnings Per Share to Non-GAAP Earnings Per Share (Diluted)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
GAAP earnings per share (diluted)	$0.66	$0.50	$1.99	$1.81
Non-GAAP adjustments:
Restructuring costs	—	0.02	0.03	0.05
Acquisition-related costs	0.03	0.02	0.13	0.05
Purchased intangible amortization	0.07	0.06	0.25	0.24
Other costs	0.01	0.02	0.06	0.04
Income tax rate differential	(0.03)	(0.03)	(0.12)	(0.09)
Total non-GAAP adjustments:	0.08	0.09	0.35	0.29
Non-GAAP earnings per share (diluted)	$0.74	$0.59	$2.34	$2.10

Reconciliation of GAAP Operating Cash Flow to Non-GAAP Free Cash Flow

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
GAAP operating cash flow	$159.1	$138.6	$262.0	$282.4
Non-GAAP adjustments:
Purchases of property, plant and equipment	(24.4)	(28.4)	(119.0)	(92.0)
Non-GAAP free cash flow	$134.7	$110.2	$143.0	$190.4

Bruker Corporation

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES - Continued

(unaudited and in millions, except per share data)

Reconciliation of Non-GAAP Return on Invested Capital (ROIC)

	FY 2022	FY 2021
Non-GAAP operating income	$505.6	$470.2
Less: non-GAAP income tax provision	(134.4)	(126.1)
Non-GAAP operating income after tax	$371.2	$344.1

Average total invested capital
Average long-term debt	$1,213.0	$1,034.3
Average current portion of long-term debt	65.6	57.3
Average total shareholders' equity	1,108.3	1,029.6
Less: average cash and cash equivalents	(856.9)	(875.0)
Average total invested capital	$1,530.0	$1,246.2

Return on invested capital (ROIC)	24.3%	27.6%

Reconciliation of Non-GAAP EBITDA

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Non-GAAP net income attributable to Bruker	$109.4	$90.2	$348.9	$320.9
Non-GAAP adjustments:
Interest Expense, net 1	3.2	3.4	13.3	13.5
Non-GAAP Income Tax Provision (from above)	28.6	47.4	134.4	126.1
GAAP Depreciation Expense	14.1	12.8	50.2	51.6
Amortization Expense 2	—	—	0.7	0.1
Total Non-GAAP adjustments:	45.9	63.6	198.6	191.3
Non-GAAP EBITDA	$155.3	$153.8	$547.5	$512.2
Non-GAAP EBITDA Margin	21.9%	22.5%	21.6%	21.2%

1 GAAP Interest Expense, net

2 GAAP Amortization Expense - with purchased intangible amortization already adjusted out of non-GAAP net income

Bruker Corporation

REVENUE

(unaudited and in millions)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Revenue by group:
Bruker BioSpin	$203.4	$196.6	$696.7	$691.0
Bruker CALID	221.2	239.7	822.2	819.6
Bruker Nano	227.2	192.9	787.0	697.5
BEST	58.9	57.8	237.1	223.8
Eliminations	(2.3)	(3.5)	(12.3)	(14.0)
Total revenue	$708.4	$683.5	$2,530.7	$2,417.9

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Revenue by end customer geography:
United States	$177.8	$159.0	$696.1	$601.0
Europe	236.2	274.4	839.3	920.7
Asia Pacific	242.8	203.3	804.9	729.1
Other	51.6	46.8	190.4	167.1
Total revenue	$708.4	$683.5	$2,530.7	$2,417.9

Reconciliation of GAAP Reported Revenue Growth to Organic Revenue Growth

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
	Total Bruker		Total Bruker
GAAP revenue as of prior comparable period	$683.5	$627.5	$2,417.9	$1,987.5
Non-GAAP adjustments:
Acquisitions and divestitures	11.6	1.8	34.3	8.1
Organic	60.8	71.6	246.5	379.0
Currency	(47.5)	(17.4)	(168.0)	43.3
Total Non-GAAP adjustments:	24.9	56.0	112.8	430.4
GAAP revenue	$708.4	$683.5	$2,530.7	$2,417.9
Revenue growth	3.6%	8.9%	4.7%	21.7%
Organic revenue growth	8.9%	11.4%	10.2%	19.1%

Bruker Corporation

REVENUE - Continued

(unaudited and in millions)

Reconciliation of GAAP Reported Revenue Growth to Organic Revenue Growth - Continued

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
	Bruker Scientific Instruments (1)		Bruker Scientific Instruments (1)
GAAP revenue as of prior comparable period	$629.2	$574.7	$2,208.1	$1,810.0
Non-GAAP adjustments:
Acquisitions and divestitures	11.6	1.8	34.3	8.1
Organic	53.4	68.0	210.0	351.4
Currency	(42.4)	(15.3)	(146.5)	38.6
Total non-GAAP adjustments:	22.6	54.5	97.8	398.1
GAAP revenue	$651.8	$629.2	$2,305.9	$2,208.1
Revenue growth	3.6%	9.5%	4.4%	22.0%
Organic revenue growth	8.5%	11.8%	9.5%	19.4%

(1) Bruker Scientific Instruments (BSI) revenue reflects the sum of the BSI Life Science and the BSI Nano Segments as presented in our 2021 10K.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
	BEST, net of Intercompany Eliminations		BEST, net of Intercompany Eliminations
GAAP revenue as of prior comparable period	$54.3	$52.8	$209.8	$177.5
Non-GAAP adjustments:
Organic	7.4	3.6	36.5	27.6
Currency	(5.1)	(2.1)	(21.5)	4.7
Total non-GAAP adjustments:	2.3	1.5	15.0	32.3
GAAP revenue	$56.6	$54.3	$224.8	$209.8
Revenue growth	4.2%	2.8%	7.1%	18.2%
Organic revenue growth	13.6%	6.8%	17.4%	15.5%